================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

     We are pleased to update you on Seligman Frontier Fund with this 1995 Annual Report. We are also happy to report that your Fund's outstanding performance continued through its fiscal fourth quarter, resulting in another stellar year. Specific performance information, including a discussion with your Portfolio Managers, and a chart and table that analyze longer-term performance follow this letter.

     Your Fund's gain information is as follows: for Class A and D shares, net realized gain per share from investment transactions for the year totaled $0.49. At September 30, net unrealized gain per share totaled $2.04. The realized gain distribution for 1995 will be paid on November 17.

     Third quarter reports and statistics suggest that the U.S. economy is maintaining its pattern of slow growth; for example, factory orders for consumer goods rose at a tepid rate, as retailers continued to hold down inventories. In addition, inflation remained benign and low interest rates prevailed, supported by growing prospects for a deficit reduction plan that will curb government spending in areas previously off limits -- such as entitlements. In the past, an environment marked by such modest but sustained economic growth and subdued inflation has proven very positive for financial markets.

     Equity markets continued to be supported by increases in corporate earnings, and demand for the types of companies your Fund invests in should remain strong. Overall, we remain optimistic about the prospects for the small-cap market. In particular, the possibility of a decrease in capital gains tax bodes well for your Fund. A lower capital gains tax coupled with moderate economic growth and low interest rates has in the past encouraged small-cap investing.

     For more information about Seligman Frontier Fund, or your investment in its shares, please write or call the toll-free telephone numbers listed below.

By order of the Board of Directors,

/S/ William C. Morris
---------------------
William C. Morris
Chairman
                                                  /s/ Brian T. Zino
                                                  -----------------
                                                  Brian T. Zino
                                                  President

November 3, 1995

--------------------------------------------------------------------------------

Important Telephone Numbers
SHAREHOLDER                   RETIREMENT PLAN           24-HOUR AUTOMATED
SERVICES                      SERVICES                  TELEPHONE ACCESS SERVICE
(800) 221-2450                (800) 445-1777            (800) 622-4597

================================================================================
PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following are biographies of your Portfolio Managers, a discussion with them regarding Seligm an Frontier Fund, and a chart and tabl e comparing your Fund's performance to the per formance of the NASDAQ Composite Index and the Lipper Small Company Growth Fund Index.

[PHOTO OF MESSRS. WICK AND MRAKOVCIC GOES HERE]
PORTFOLIO MANAGEMENT
The Portfolio Managers of Seligman Frontier Fund this past year were Paul H. Wick and Arsen Mrakovcic. On September 21, 1995, Mr. Mrakovcic became the sole Portfolio Manager of your Fund. He began working with Seligman Frontier Fund in 1992 as a portfolio assistant and became co-Portfolio Manager in 1995. In addition, Mr. Mrakovcic is Portfolio Manager of the U.S. portion of Seligman Henderson Global Smaller Companies Fund. Mr. Wick began managing the Fund in 1991 and is also the Portfolio Manager of Seligman Communications and Information Fund and of the U.S. portion of Seligman Henderson Global Technologies Fund. Messrs. Wick and Mrakovcic are assisted by a team of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

ECONOMIC FACTORS AFFECTING SELIGMAN FRONTIER FUND

"Over the past 12 months, the overall economic environment of moderate inflation and low interest rates presented a positive backdrop for equity investing. Furthermore, economic growth and consumer demand in 1995, although slightly slower than last year's pace, remained strong for the companies in your Fund, leading to its superior returns as shown in the chart and table on page 3."

INDIVIDUAL SECTOR PERFORMANCE

"During the past quarter, retail sales slowed, which prompted retailers to adjust inventories. These adjustments, in turn, had a negative impact on the trucking industry as the need for new shipments and deliveries abated. Consequently, both the retail and trucking industries had a difficult year, and while we took action as quickly as possible, the Fund experienced some losses in these areas.

"On the up side, the continued demand for personal computers, pagers, computer networking, and electronics in automobiles, created strong growth in earnings and share prices for the companies in the technology segment of your portfolio.

"Also, the ongoing trend in business outsourcing resulted in superior returns for the business services sector of your portfolio. Many corporations are becoming aware of the economic benefits of contracting outside firms to manage a diverse range of business demands such as fulfilling payroll, tax reporting, computer management, and telemarketing needs, and are consequently `outsourcing' to specialized firms.

"Finally, the financial sector also performed well as it benefited from the benign interest rate environment and strong demand for new loans. In addition, the media/broadcasting sector did well, due to growing advertising rates and increasing cash flows."

LOOKING AHEAD

"The outlook for 1996 is similar to what we have seen thus far in 1995. Moderate inflation and low interest rates make for a favorable investment environment. Valuations in the small-cap universe are reasonable. This is especially true of the stocks in your portfolio. Corporate earnings continue to look good, and the managements of the corporations in your portfolio continue to express positive outlooks for the coming year."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                        September 30, 1995
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended September 30, 1995, to a $10,000 investment made in the NASDAQ Composite Index and Lipper Small Company Growth Fund Index for the same period. The performance of Seligman Frontier Fund Class D shares is not shown in this chart but is included in the table below. It is important to keep in mind that the indices exclude the effects of any fees or sales charges.


(The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.)

SELIGMAN FRONTIER FUND (CLASS A)

        without           with          NASDAQ          Lipper Small
         sales           sales         Composite      Company Growth
        charge            charge        Index           Fund Index
Sep-85   $10,000         $9,532          $10,000         $10,000
Dec-85   $11,599         $11,056         $11,592         $11,439
Mar-86   $14,272         $13,603         $13,369         $12,953
Jun-86   $15,969         $15,221         $14,466         $13,531
Sep-86   $12,863         $12,261         $12,509         $11,923
Dec-86   $13,405         $12,777         $12,443         $12,164
Mar-87   $16,308         $15,544         $15,340         $14,528
Jun-87   $16,044         $15,292         $15,148         $14,357
Sep-87   $16,503         $15,729         $15,849         $15,032
Dec-87   $12,372         $11,793         $11,789         $11,488
Mar-88   $14,083         $13,423         $13,364         $13,140
Jun-88   $15,363         $14,643         $14,078         $14,115
Sep-88   $14,482         $13,803         $13,831         $13,820
Dec-88   $14,440         $13,763         $13,605         $13,876
Mar-89   $15,657         $14,923         $14,509         $14,937
Jun-89   $16,601         $15,824         $15,528         $15,913
Sep-89   $18,868         $17,984         $16,870         $17,285
Dec-89   $18,501         $17,634         $16,225         $16,762
Mar-90   $17,945         $17,104         $15,537         $16,409
Jun-90   $19,204         $18,304         $16,491         $17,365
Sep-90   $14,712         $14,023         $12,290         $13,450
Dec-90   $16,830         $16,042         $13,336         $14,442
Mar-91   $20,769         $19,796         $17,205         $17,850
Jun-91   $20,348         $19,395         $16,977         $17,671
Sep-91   $22,560         $21,503         $18,795         $19,445
Dec-91   $25,183         $24,004         $20,916         $21,427
Mar-92   $25,427         $24,235         $21,538         $21,747
Jun-92   $22,926         $21,852         $20,105         $19,951
Sep-92   $23,667         $22,558         $20,807         $20,614
Dec-92   $29,211         $27,843         $24,149         $23,912
Mar-93   $29,267         $27,895         $24,619         $24,218
Jun-93   $31,379         $29,909         $25,112         $24,944
Sep-93   $35,659         $33,989         $27,210         $27,212
Dec-93   $36,894         $35,166         $27,710         $27,961
Mar-94   $36,423         $34,716         $26,521         $26,950
Jun-94   $33,997         $32,404         $25,183         $25,495
Sep-94   $39,152         $37,317         $27,264         $27,873
Dec-94   $39,481         $37,632         $26,824         $27,837
Mar-95   $42,571         $40,577         $29,152         $29,398
Jun-95   $46,996         $44,794         $33,299         $32,121
Sep-95   $53,557         $51,048         $37,227         $36,137



The table below shows the average annual total returns for the one-, five-, and 10-year periods ended September 30, 1995, for Seligman Frontier Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the NASDAQ Composite Index and the Lipper Small Company Growth Fund Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Frontier Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, for the NASDAQ Composite Index and the Lipper Small Company Growth Fund Index.

AVERAGE ANNUAL TOTAL RETURNS

                                            ONE        FIVE         10
                                            YEAR       YEARS       YEARS
                                            ----       -----       -----
Seligman Frontier Fund
  Class A with Sales Charge                30.29%      28.23%      17.71%
  Class A without Sales Charge             36.80       29.49       18.27
NASDAQ Composite Index                     36.54       24.81       14.05
Lipper Small Company
  Growth Fund Index                        29.65       21.86       13.71


                                              SINCE
                                ONE         INCEPTION
                                YEAR          5/3/93
                                ----        ---------
Seligman Frontier Fund
  Class D with CDSL            34.53%          n/a
  Class D without CDSL         35.53          29.14%
NASDAQ Composite Index         36.54          20.74*
Lipper Small Company
  Growth Fund Index            29.65          19.58*

* From April 30, 1993.

No adjustment was made to performance for periods prior to June 1, 1992, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. THE PERFORMANCE OF CLASS D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. SELIGMAN FRONTIER FUND, INC. Largest Portfolio Changes* During Past Three Months

================================================================================
SELIGMAN FRONTIER FUND, INC.
--------------------------------------------------------------------------------

LARGEST PORTFOLIO CHANGES*
DURING PAST THREE MONTHS

                                             SHARES
                                     --------------------------
                                                       HOLDINGS
ADDITIONS                            INCREASE          9/30/95
---------                            --------          --------
Alliance Semiconductor ............  150,000           150,000
Carbide/Graphite Group ............  300,000           300,000
Ceridian ..........................  155,000           155,000
Corporate EXPRESS .................  215,000           215,000
Jayhawk Acceptance ................  325,000           325,000
Minerals Technologies .............  120,000           120,000
Tencor Instruments ................  115,000           115,000
ThermoLase ........................  250,000           250,000
UCAR International ................  200,000           200,000
US Office Products ................  325,000           325,000


                                                        HOLDINGS
REDUCTIONS                           DECREASE           9/30/95
----------                           --------           -------
Benson Eyecare ....................  199,200              --
Cypress Semiconductor .............   55,000              --
EZ Communications (Class A) .......   80,700            13,300
Equity Inns .......................  150,000              --
T. Rowe Price .....................   40,000           100,000
ProNet ............................   35,000           100,000
Storemedia ........................  112,000              --
Trigen Energy .....................   75,000              --
Werner Enterprises ................  105,000              --
World Acceptance ..................  150,000**            --


MAJOR PORTFOLIO HOLDINGS
AT SEPTEMBER 30, 1995

SECURITY                                   VALUE
--------                                   -----
Electronics for Imaging .............   $10,743,750
California Energy ...................     8,200,000
Electroglas .........................     7,126,875
Ceridian ............................     6,878,125
Lam Research ........................     6,856,875
Cognex ..............................     6,846,125
SITEL ...............................     6,806,250
Nu-Kote Holdings (Class A) ..........     6,781,250
Vicor ...............................     6,755,000
Credence Systems ....................     6,610,875

-----------
 * Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

** Includes 100,000 shares received as a result of a 3-for-1 stock split. Major
   Portfolio Holdings at September 30, 1995

================================================================================
PORTFOLIO OF INVESTMENTS                                      September 30, 1995
--------------------------------------------------------------------------------

                                               SHARES             VALUE
                                               ------             -----
COMMON STOCKS 91.4%
ADVERTISING 2.7%
DIMAC*
Direct marketing services .............       175,000           $3,303,125
Heritage Media (Class A)*
Broadcasting, in-store media ..........       168,000            5,061,000
Katz Media Group*
Advertising broker ....................       150,000            3,056,250
                                                               -----------
                                                                11,420,375
                                                               -----------
AEROSPACE AND DEFENSE 1.4%
BDM International*
Information systems software
and services ..........................       208,000            5,720,000
                                                               -----------
APPAREL 1.8%
Nautica Enterprises*
Manufacturer of men's
sportswear ............................        87,000            3,001,500
St. John Knits
Manufacturer of high-end
women's apparel .......................        88,500            4,314,375
                                                               -----------
                                                                 7,315,875
                                                               -----------
Broadcasting 2.3%
Evergreen Media (Class A)*
Radio broadcasting ....................       130,000            3,672,500
EZ Communications (Class A)*
Radio broadcasting ....................        13,300              251,038
Jacor Communications*
Radio broadcasting ....................       180,000            2,857,500
United Video Satellite
Group (Class A)*
Media programming
and services ..........................        90,000            2,767,500
                                                               -----------
                                                                 9,548,538
                                                               -----------
BUSINESS GOODS AND SERVICES  16.6%
Barefoot
Lawncare service ......................       290,000            3,842,500
Bell & Howell Holdings*
Publishing and information
services ..............................       236,800            6,038,400
Bisys Group*
Data processing service to
banks .................................       220,000            5,555,000
Ceridian*
Data processing services ..............       155,000            6,878,125
Corporate EXPRESS*
Supplier of office products ...........       215,000            5,213,750
HFS Group*
Hotel and motel franchises ............        85,000            4,451,875
Holophane*
Manufacturer of lighting
systems/fixtures ......................       127,000            3,524,250
Interim Services*
Temporary employment
services ..............................       100,000            2,675,000
Inter-Tel*
Manufacturer of electronic
telecommunications
equipment .............................       250,000            4,375,000
National Data
Transaction processor .................       200,000            5,362,500
Nu-Kote Holdings (Class A)*
Manufacturer of copier
toner supplies ........................       310,000            6,781,250
SITEL*
Outsourcer of outbound
telemarketing .........................       275,000            6,806,250
SPS Transaction Services*
Transaction processing
services ..............................       100,000            2,900,000
US Office Products*
Supplier of office products ...........       325,000            4,895,312
                                                               -----------
                                                                69,299,212
                                                               -----------
CAPITAL GOODS 6.9%
Carbide/Graphite Group*
Producer of graphite
electrodes ............................       300,000            4,350,000
DT Industries
Manufacturer of custom
machines and metal products ...........       190,000            2,588,750
Fusion Systems*
Manufacturer of ultraviolet
curing systems ........................       110,000            3,190,000
Greenfield Industries
Manufacturer of expendable
cutting tools .........................       100,000            3,050,000
Kennametal
Tungsten-base carbide
products ..............................       100,000            3,625,000
Oak Industries*
Manufacturer of electrical
controls ..............................       115,000            3,464,375

================================================================================
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                               SHARES             VALUE
                                               ------             -----
CAPITAL GOODS (continued)
UCAR International*
Provider of graphite
electrodes ............................       200,000          $ 5,450,000
Wolverine Tube*
Manufacturer of copper and
copper-alloy tube .....................        80,000            3,020,000
                                                               -----------
                                                                28,738,125
                                                               -----------
COMMUNICATIONS 6.2%
Arch Communications Group*
Provider of nationwide
paging services ......................        145,000            3,806,250
Aspect Telecommunications*
Manufacturer of telephone
processing systems ...................        230,000            6,210,000
Cellular Communications Intl.*
Operator of cellular telephone
services .............................         15,000              813,750
CIDCO*
Designer and developer of
network service equipment .............       126,000            4,425,750
Lannet Data Communications*
Computer network switches
and hubs ..............................       135,000            3,510,000
MobileMedia (Class A)*
Provider of paging services ...........       150,000            4,087,500
ProNet*
Telecommunications services ...........       100,000            2,900,000
                                                               -----------
                                                                25,753,250
                                                               -----------
Computer Hardware Peripherals 3.6%
Electronics for Imaging*
Color-copier peripherals ..............       150,000           10,743,750
Planar System*
Manufacturer of electro-
luminescent displays ..................       219,500            4,390,000
                                                               -----------
                                                                15,133,750
                                                               -----------
COMPUTER SOFTWARE AND SERVICES  5.1%
Mentor Graphics*
Integrated circuit design
software ..............................       255,000            5,291,250
Netmanage*
Manufacturer of connectivity
software ..............................       250,000            5,921,875
SunGard Data Systems*
Provider of data processing
services ..............................       150,000            4,350,000
Synopsys*
Developer of integrated circuit
design software .......................       180,000            5,580,000
                                                               -----------
                                                                21,143,125
                                                               -----------
CONSUMER GOODS AND SERVICES   3.3%
Custom Chrome*
Wholesaler of Harley-Davidson
products ..............................        70,000            1,570,625
Martin Industries
Manufacturer of gas fireplaces ........       290,000            3,008,750
ThermoLase*
Developer of hair removal
systems ...............................       250,000            5,109,375
USA Detergents*
Manufacturer of low priced
brand detergent .......................       200,000            4,150,000
                                                               -----------
                                                                13,838,750
                                                               -----------
DRUGS AND HEALTH CARE 6.1%
AmeriSource Health*
Distributor of pharmaceutical
supplies ..............................       193,500            5,151,937
Clintrials Research*
Contract drug research
organization ..........................       150,000            3,009,375
Community Psychiatric Centers
Owner/operator of acute
psychiatric hospitals .................       290,000            3,407,500
Lincare Holdings*
In-home respiratory services ..........       120,000            3,067,500
Living Centers of America*
Operator of long-term health
care centers ..........................       110,000            3,657,500
Omnicare
Long-term care pharmacy
services ..............................       120,000            4,680,000
Protein Design Labs*
Antibody technology research
and development .......................       132,000            2,598,750
                                                               -----------
                                                                25,572,562
                                                               -----------
ELECTRONICS 15.3%
Alliance Semiconductor*
Designer of high speed
memory circuits .......................       150,000            5,981,250
Cognex*
Manufacturer of machine
vision systems ........................       143,000            6,846,125

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------
                                               SHARES             VALUE
                                               ------             -----
Credence Systems*
Automated semiconductor
testing equipment .....................       183,000         $  6,610,875
Electro Scientific Industries*
Computer controlled laser
systems ...............................       120,000            4,215,000
Electroglas*
Manufacturer of semiconductor
wafer probing equipment ...............       105,000            7,126,875
Information Storage Device*
Audio recording circuits ..............       200,000            4,500,000
Lam Research*
Manufacturer of plasma
etching equipment .....................       115,000            6,856,875
Lattice Semiconductor*
Manufacturer of programmable
logic devices .........................       110,000            4,455,000
Sanmina*
Manufacturer of electronic
circuit boards and back planes ........       120,000            5,700,000
Tencor Instruments*
Wafer inspection devices ..............       115,000            5,074,375
Vicor*
Manufacturer of modular power
converters ............................       280,000            6,755,000
                                                               -----------
                                                                64,121,375
                                                               -----------
FARM EQUIPMENT 1.1%
AGCO
Manufacturer and distributor
of farm equipment .....................       105,000            4,777,500
                                                               -----------
FINANCIAL SERVICES 6.0%
Commerce Bancorp
Commercial bank .......................       115,000            2,724,063
Jayhawk Acceptance*
Consumer finance company ..............       325,000            4,692,187
Leasing Solutions*
Lessor of processing and
communications equipment ..............       180,000            2,576,250
T. Rowe Price
Investment management .................       100,000            5,137,500
Roosevelt Financial Group
Savings bank ..........................       250,000            4,437,500
Sirrom Capital
Business specialty lender .............       250,000            4,468,750
WFS Financials*
Consumer finance company ..............        40,000              920,000
                                                               -----------
                                                                24,956,250
                                                               -----------
FOOD AND BEVERAGES 0.8%
Canandaigua Wine (Class A)*
Domestic wine producer ................        70,000          $ 3,412,500
                                                               -----------
GAMING 0.6%
GTECH  Holdings*
Operator of state/local
lottery systems .......................        90,000            2,711,250
                                                               -----------
MEDICAL PRODUCTS AND TECHNOLOGY 2.3%
Dentsply International
Manufacturer of dental and
medical x-ray equipment ...............       150,000            5,175,000
Patterson Dental*
Distributor of dental supplies
and equipment .........................        60,000            1,575,000
Sybron International*
Laboratory and dental
supplies ..............................        75,000            3,018,750
                                                               -----------
                                                                 9,768,750
                                                               -----------
OIL AND GAS 1.9%
Falcon Drilling*
Lessor of oil and gas drilling
equipment .............................       300,000            3,787,500
Pogo Producing
Oil and gas exploration,
production, and development ...........       175,000            3,981,250
                                                               -----------
                                                                 7,768,750
                                                               -----------
RESTAURANTS 1.8%
Consolidated Products*
Owner/operator of restaurants .........       140,000            2,073,750
International House of Pancakes*
Operator of International
House of Pancake restaurants ..........        80,000            2,070,000
Longhorn Steaks*
Operator of full-service
restaurants ...........................       200,000            3,500,000
                                                               -----------
                                                                 7,643,750
                                                               -----------
RETAIL TRADE 1.3%
Casey's General Store
Operator of convenience store .........       220,000            4,950,000
Central Tractor Farm & Country*
Building products and retail
agriculture hardware and related ......        28,900              328,738
                                                               -----------
                                                                 5,278,738
                                                               -----------

================================================================================
PORTFOLIO OF INVESTMENTS (continued)                          September 30, 1995
--------------------------------------------------------------------------------

                                             SHARES OR
                                             PRIN. AMT.           VALUE
                                             ----------           -----
SPECIALTY CHEMICALS 1.9%
Minerals Technologies
Manufactures specialty
minerals and products .................       120,000shs       $ 4,515,000
Sealed Air*
Manufacturer of protective
packaging .............................        60,000            3,307,500
                                                               -----------
                                                                 7,822,500
                                                               -----------
TRANSPORTATION  0.4%
US Xpress Enterprises (Class A)*
Trucking operator .....................       200,000            1,812,500
                                                               -----------
UTILITIES  2.0%
California Energy*
Developer of geothermal
energy power ..........................       400,000            8,200,000
                                                               -----------
TOTAL COMMON STOCKS
        (Cost $320,362,774 ) ..........                        381,757,425
                                                               -----------
SHORT-TERM HOLDINGS 12.1%
First National Bank of Chicago,
Grand Cayman Fixed Time
Deposit 61/2%, 10/2/1995 ..............   $17,000,000           17,000,000
National Westminster Bank,
Grand Cayman Fixed Time
Deposit 61/2%, 10/2/1995 ..............    16,253,000           16,253,000
State Street Bank and Trust,
Grand Cayman Fixed Time
Deposit 63/8%, 10/2/1995 ..............    17,000,000           17,000,000
                                                               -----------
TOTAL SHORT-TERM HOLDINGS
        (Cost $50,253,000) ..........................           50,253,000
TOTAL INVESTMENTS 103.5%
        (Cost $370,615,774) .........................          432,010,425
OTHER ASSETS LESS
LIABILITIES (3.5)% ..................................          (14,445,403)
                                                              ------------
NET ASSETS 100.0% ...................................         $417,565,022
                                                              ============

---------------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See notes to financial statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                           September 30, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
  Common stocks (cost $320,362,774) .........  $381,757,425
  Short-term holdings (cost $50,253,000) ....    50,253,000
                                               ------------
                                                                   $432,010,425
Cash ........................................                           777,871
Receivable for Capital Stock sold ...........                         6,243,598
Receivable for securities sold ..............                         1,046,218
Receivable for dividends and interest .......                            69,106
Expenses prepaid to shareholder service
   agent ....................................                            50,520
Other .......................................                            35,207
                                                                   ------------
TOTAL ASSETS ................................                       440,232,945
                                                                   ------------
LIABILITIES:
Payable for securities purchased ............                        21,643,454
Payable for Capital Stock repurchased .......                           369,702
Accrued expenses, taxes, and other ..........                           654,767
                                                                   ------------
TOTAL LIABILITIES ...........................                        22,667,923
                                                                   ------------
NET ASSETS ..................................                      $417,565,022
                                                                   ============


COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value;
  50,000,000 shares authorized; 30,074,456
  shares outstanding):
  Class A ...................................                      $  1,938,681
  Class D ...................................                         1,068,764
Additional paid-in capital ..................                       341,830,746
Accumulated net investment loss .............                           (41,407)
Undistributed net realized gain .............                        11,373,587
Net unrealized appreciation of investments ..                        61,394,651
                                                                   ------------
Net Assets ..................................                      $417,565,022
                                                                   ============
NET ASSET VALUE PER SHARE
  CLASS A ($272,121,727 + 19,386,810 SHARES)                             $14.04
                                                                         ======
  CLASS D ($145,443,295 + 10,687,646 SHARES)                             $13.61
                                                                         ======

----------------
See notes to financial statements.

================================================================================
STATEMENT OF OPERATIONS                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ...........................................  $  1,219,691
Dividends ..........................................       307,097
Other income .......................................        44,190
                                                      ------------
Total investment income ............................                $ 1,570,978

EXPENSES:
Management fee .....................................     1,260,769
Distribution and service fees ......................       690,067
Shareholder account services .......................       583,110
Registration .......................................       167,174
Shareholder reports and communications .............        51,859
Auditing and legal fees ............................        41,595
Directors| fees and expenses .......................        26,372
Custody and related services .......................        13,518
Miscellaneous ......................................         6,112
                                                      ------------
Total expenses .....................................                  2,840,576
                                                                   ------------
NET INVESTMENT LOSS ................................                 (1,269,598)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...................    14,852,097
Net change in unrealized appreciation of investments    51,312,770
                                                      ------------
Net gain on investments ............................                 66,164,867
                                                                   ------------
Increase in net assets from operations .............               $ 64,895,269
                                                                   ============
---------------
See notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                                      --------------------------
                                                           1995         1994
                                                           ----         ----
OPERATIONS:
Net investment loss ................................  $ (1,269,598)  $ (511,703)
Net realized gain on investments ...................    14,852,097    7,083,185
Net change in unrealized appreciation of investments    51,312,770   (1,269,713)
                                                      ------------   -----------
Increase in net assets from operations .............    64,895,269    5,301,769
                                                      ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ....................................          (7,039,282)  (7,595,277)
  Class D ....................................          (1,338,879)    (243,455)
                                                      ------------   -----------
Decrease in net assets from distributions ..........    (8,378,161)  (7,838,732)
                                                      ------------   -----------

CAPITAL SHARE TRANSACTIONS:
                                                          SHARES
                                               --------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                               --------------------------
                                                  1995            1994
                                               ----------       ---------
Net proceeds from sale of shares:
  Class A ................................     14,343,047       1,149,853     176,507,457      12,717,598
  Class D ................................      9,799,966         753,094     116,142,280       8,168,738
Exchanged from associated Funds:
  Class A ................................      2,239,426         422,026      27,111,701       4,766,454
  Class D ................................        977,881          41,042      11,153,674         436,688
Shares  issued in payment of gain
  distributions:
  Class A ................................        630,353         694,769       6,606,096       7,302,029
  Class D ................................        125,619          21,147       1,286,339         221,199
                                               ----------       ---------     -----------      ----------
Total ....................................     28,116,292       3,081,931     338,807,547      33,612,706
                                               ----------       ---------     -----------      ----------
Cost of shares repurchased:
  Class A ................................     (1,348,459)       (419,801)    (16,084,996)     (4,586,161)
  Class D ................................       (261,304)        (15,175)     (3,189,105)       (161,528)
Exchanged into associated Funds:
  Class A ................................     (1,508,671)       (181,131)    (17,704,056)     (2,054,292)
  Class D ................................       (771,800)        (58,422)     (8,577,404)       (633,007)
                                               ----------       ---------     -----------      ----------
Total ....................................     (3,890,234)       (674,529)    (45,555,561)     (7,434,988)
                                               ----------       ---------     -----------      ----------
Increase in net assets from capital
  share transactions .....................     24,226,058       2,407,402     293,251,986      26,177,718
                                               ==========       =========     -----------      ----------

Increase in net assets ...................                                    349,769,094      23,640,755
NET ASSETS:
Beginning of year ........................                                     67,795,928      44,155,173
                                                                            -------------   -------------
End of year ..............................                                  $ 417,565,022   $  67,795,928
                                                                            =============   =============
--------------
See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Frontier Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to May 3, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with ge nerally accepted accounting principles, are given below:

a. Investments in stocks are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995, amounted to $367,165,577 and $109,596,144, respectively.

     At September 30, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, aNd the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $64,019,403 and $2,624,752, respectively.


4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is

================================================================================

--------------------------------------------------------------------------------

paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.75% per annum of the Fund's average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $607,423 from sales of Class A shares after commissions of $4,882,246 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1995, fees paid aggregated $182,395, or 0.16% per annum of average daily net assets of Class A shares.

     The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1995, fees paid amounted to $507,672, or 1% per annum of the average daily net assets of Class D shares.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended September 30, 1995, such charges amounted to $22,116.

        Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, Seligman Services, Inc. received commissions of $104,682 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $11,821, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $583,110 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Financial Services, Inc., Seligman Services, Inc., and/or Seligman Data Corp.

     Fees of $15,500 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1995, of $41,407 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Class-specific expenses charged to Class A and Class D during the year ended September 30, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:


                                         CLASS A         CLASS D
                                        -------          -------
Distribution and service fees ......    $182,395        $507,672
Registration .......................      22,531          17,232
Shareholder reports and
   communications ..................       3,007           1,720

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts.

The total return based on net asset value measures the Fund's performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.



                                                                      CLASS A                                      CLASS D
                                                  ------------------------------------------------      -------------------------
                                                                                                          YEAR ENDED
                                                               YEAR ENDED SEPTEMBER 30                   SEPTEMBER 30     5/3/93*
                                                  ------------------------------------------------      --------------       to
                                                  1995       1994         1993      1992      1991      1995      1994    9/30/93
                                                  ----       ----         ----      ----      ----      ----      ----    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $11.62     $12.83      $10.22     $10.71    $ 7.01    $11.40    $12.80    $10.12
Net investment loss                               (0.06)     (0.08)      (0.03)     (0.07)    (0.03)    (0.15)    (0.23)    (0.04)
Net realized and unrealized investment gain        3.87       1.10        4.54       0.58      3.76      3.75      1.06      2.72
                                                 ------     ------      ------     ------    ------    ------    ------    ------
Increase from investment operations                3.81       1.02        4.51       0.51      3.73      3.60      0.83      2.68

Dividends paid                                       --         --          --         --     (0.01)**     --        --        --
Distributions from net gain realized              (1.39)     (2.23)      (1.90)     (1.00)    (0.02)    (1.39)    (2.23)       --
Net increase (decrease) in net asset value         2.42      (1.21)       2.61      (0.49)     3.70      2.21     (1.40)     2.68
                                                 ------     ------      ------     ------    ------    ------    ------    ------
Net asset value, end of period                   $14.04     $11.62      $12.83     $10.22    $10.71    $13.61    $11.40    $12.80
                                                 ======     ======      ======     ======    ======    ======    ======    ======

TOTAL RETURN BASED ON NET ASSET VALUE             36.80%      9.79%      50.67%      4.91%    53.34%    35.53%     8.06%    26.48%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average
  net assets                                       1.43%      1.34%       1.25%      1.37%     1.28%     2.29%     2.72%     2.24%+
Net investment loss to average net assets         (0.50)%    (0.87)%     (0.27)%    (0.71)%   (0.35)%   (1.35)%   (2.25)%   (1.94)%+
Portfolio turnover                                71.52%    124.76%     129.13%    129.46%    38.56%    71.52%   124.76%   129.13%++
Net assets, end of period (000's omitted)      $272,122    $58,478     $43,188    $27,178   $23,449  $145,443    $9,318      $967


-----------------
The per share data for the fiscal years 1991 and 1992 have been restated to reflect the 2-for-1 stock split effected on April 16, 1992, as a 100% stock dividend. The per share data for the years ended September 30, 1994 and 1995, are based on average shares outstanding for the periods.

 * Commencement of offering of Class D shares.
** Excess of taxable dividend over net investment income was charged against additional paid-in capital.
 + Annualized.
++ For the year ended September 30, 1993.

See notes to financial statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
    ---------------------
DELOITTE & TOUCHE LLP
New York, New York
November 3, 1995

================================================================================
THE SELIGMAN GROUP OF FUNDS' SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Seligman Data Corp. (SDC) takes pride in providing superior customer service for all Seligman Fund accounts.

SHAREHOLDER SERVICES
One of the most important services SDC provides the Seligman Group of Funds is shareholder services. Trained professionals respond quickly and thoroughly to all shareholder inquiries and requests, whether by telephone or written correspondence. Each representative is selected based on his or her sincere interest in providing meaningful and prompt responses to a variety of requests.

RETIREMENT PLAN SERVICES
Similar to Shareholder Services, this specialized group is trained to answer your questions about Seligman's Qualified Retirement Plans. For information about Retirement Plan Services, please call 1-800-445-1777.

FOR INFORMATION AND ASSISTANCE
For any inquiries or concerns you may have about your Fund or your investment in its shares,

                                please call our
                        SHAREHOLDER SERVICES DEPARTMENT
                                 toll-free at:
                                 1-800-221-2450
                                   or write:
                              SHAREHOLDER SERVICES
                              SELIGMAN DATA CORP.
                                100 PARK AVENUE
                               NEW YORK, NY 10017

Experienced customer service professionals are available to assist you Monday through Friday 8:30 am to 6:00 pm, Eastern Standard Time.

24-HOUR AUTOMATED TELEPHONE ACCESS
You may obtain account information via our automated 24-Hour Telephone Access Service by calling 1-800-622-4JWS, which gives you important information regarding your account any time, any day, whenever you need it. Using a touch-tone telephone you will recieve up-to-date information on:

O FUND PRICES
O TOTAL RETURNS
O ACCOUNT BALANCES
O RECENT TRANSACTIONS
O CAPITAL GAIN DISTRIBUTIONS

For a brochure that explains this service and lists Fund access codes, please call our Literature Department at 1-800-597-1120.

J. & W. SELIGMAN'S RICH HISTORY

Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine Company, United Artists Theater Circuit, and Maytag.

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has adopted a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, with approximately $13 billion in assets under management, Seligman manages institutional accounts--including some of the nation's largest public funds, endowments, and foundations--and offers individual investors more than 30 fund options.

================================================================================
Board of Directors
--------------------------------------------------------------------------------

FRED E. BROWN
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
Dean, Fletcher School of Law
  and Diplomacy at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK MCPHERSON 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
Director or Trustee, Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board and President,
  J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director, J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
Vice President, Pfizer Inc.
Director, USLIFE Corporation

JAMES N. WHITSON 2
Executive Vice President and Director,
  Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President
Managing Director, J. & W. Seligman & Co. Incorporated

-------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

ARSEN MRAKOVCIC
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                     {LOGO}

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.
                                                                      EQFR2 9/95

--------------------------------------------------------------------------------
                                 ANNUAL REPORT


                                    SELIGMAN
                                    FRONTIER
                                   FUND, INC.


                               SEPTEMBER 30, 1995




                                     [LOGO]
--------------------------------------------------------------------------------
                          A Capital Appreciation Fund
                              Established in 1984